Exhibit 99.1

FOR IMMEDIATE RELEASE

Hill International Reschedules Release of Fourth Quarter and Full Year 2018 Financial Results and Conference Call and Announces Annual Stockholders Meeting Date
and Stockholder Proposal and Nomination Deadline

PHILADELPHIA, PA — MARCH 13, 2019 — Hill International (NYSE:HIL), the global leader in managing construction risk, announced today that the release of its financial results for the fourth quarter and full year ended December 31, 2018 will be delayed. The financial statement audit is taking slightly longer than planned, primarily due to the lack of interim audit work performed throughout the year while the Company focused on the restatement of prior financial reports. The release was originally scheduled for Wednesday, March 13, 2019.

Todd Weintraub, Senior Vice President and Chief Financial Officer, stated: “We are almost complete with our audit and expect to file in the very near future. Unfortunately due to the lack of interim audit work performed during the year, we had to do more work after the end of the fiscal year and that has slightly delayed the completion of our audit. We expect to file in the very near future.”

The new release date is expected to be within the 15-day automatic extension period available to the Company and will be announced when finalized. Raouf Ghali, Hill’s Chief Executive Officer, and Todd Weintraub, Senior Vice President and Chief Financial Officer, will host a conference call the morning following the release at 8:30 a.m. Eastern Time to discuss the results.

The Company also announced that the Company’s 2019 Annual Meeting of Stockholders will be held on Tuesday, June 11, 2019 at 11:00 a.m. Eastern Time. The Company’s Bylaws provide that a stockholder may propose business for consideration or nominate persons for election to the Board without seeking to have the proposal included in the Company’s proxy statement, so long as the Company receives advance notice of such proposal or nomination.  Since the 2019 Annual Meeting is advancing by more than 30 days from the anniversary date of last year’s Annual Meeting, the Company’s Bylaws require that notice of such proposals or nominations for the 2019 Annual Meeting be received by the Company no later than March 23, 2019. Any notice must satisfy the requirements in the Company’s Bylaws applicable to such proposals or nominations. The Company intends to timely file with the SEC and send to stockholders proxy materials in connection with the 2019 Annual Meeting, including the official notice to stockholders.

About Hill International

Hill International, with approximately 2,700 professionals in more than 50 offices worldwide, provides program management, project management, construction management, and other consulting services to clients in a variety of market sectors. Engineering News-Record magazine recently ranked Hill as the eighth-largest construction management firm in the United States. For more information on Hill, please visit our website at www.hillintl.com.

Forward Looking Statements

Certain statements contained herein may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and it is our intent that any such statements be protected by the safe harbor created thereby. Except for historical information, the matters set forth herein including, but not limited to, any statements of belief or intent, any statements concerning our plans, strategies, and objectives for future operations; and any statements regarding our intent to file late periodic reports or relisting on a national securities exchange, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties. Although we believe that the expectations, estimates, and assumptions reflected in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Important factors that could cause our actual results to differ materially from estimates or projections contained in our forward-looking statements are set forth in the Risk Factors section and elsewhere in the reports we have filed with the Securities and Exchange Commission, including the preparation of and the audit or review, as applicable, of filings may take longer than currently anticipated. We do not intend, and undertake no obligation, to update any forward-looking statement.

Hill International, Inc.
Elizabeth J. Zipf, LEED AP BD+C
Senior Vice President
Hill International, Inc.
One Commerce Square
2005 Market Street, 17th Floor
Philadelphia, PA 19103
(215) 309-7707
elizabethzipf@hillintl.com

Hill International, Inc.

Todd Weintraub
Senior Vice President and Chief Financial Officer
(215) 309-7951
toddweintraub@hillintl.com

InvestorCom
John Glenn Grau
President
(203) 295-7841
jgrau@investor-com.com

(HIL-G)

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